UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2012

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

107 St. Francis Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on May 28, 2012, BancTrust Financial Group, Inc., an Alabama corporation (“BancTrust”), entered into an Agreement and Plan of Reorganization (the “Agreement”) with Trustmark Corporation, a Mississippi corporation (“Trustmark”).  The Agreement and the transactions contemplated by it have been approved by the boards of directors of both BancTrust and Trustmark.  The following description of the Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Upon the terms and subject to the conditions set forth in the Agreement, BancTrust will merge with and into Trustmark (the “Merger”), with Trustmark continuing as the surviving corporation.  In addition, BankTrust, a wholly owned subsidiary of BancTrust, will merge with and into Trustmark National Bank, a wholly owned subsidiary of Trustmark (“Purchaser Bank”), with Purchaser Bank continuing as the surviving corporation of the merger (the “Bank Subsidiary Merger”).  The Merger is intended to qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), so that none of Trustmark, BancTrust nor any of the BancTrust shareholders generally will recognize any gain or loss in the transaction, except that BancTrust shareholders will recognize gain or loss, if any, with respect to cash received in lieu of fractional shares of Trustmark common stock.

Upon completion of the Merger (the “Effective Time”), each issued and outstanding share of BancTrust common stock (other than shares held by Trustmark, BancTrust and their respective subsidiaries) will be converted into the right to receive 0.125 shares of common stock of Trustmark (the “Exchange Ratio”).

Each outstanding and unvested option to purchase shares of BancTrust common stock (each, a “BancTrust Stock Option”) will vest in full and become exercisable 30 days prior to the Effective Time. Any BancTrust Stock Options that are not exercised on or before the Effective Time will terminate and be cancelled for no consideration.  Each outstanding share of BancTrust restricted stock will vest in full and become free of restrictions immediately prior to the Effective Time, and at the Effective Time will be converted into the right to receive 0.125 shares of common stock of Trustmark.  The deferred stock rights in respect of BancTrust common stock under the BancTrust director deferred compensation plan will be converted into the right to receive the number of shares of Trustmark common stock equal to the number of shares of BancTrust common stock underlying the deferred stock right multiplied by the Exchange Ratio, with distributions to be made in accordance with the terms of the plan.

In addition, BancTrust understands that Trustmark intends, in connection with the consummation of the Merger, to purchase each share of BancTrust’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, no par value, stated liquidation amount $1,000 per share (the “Preferred Stock”), issued and outstanding immediately prior to the Effective Time, and to purchase each warrant issued by BancTrust on December 19, 2008 to the United States Department of the Treasury in connection with the issuance of the Preferred Stock (collectively, the “TARP Purchase”).

The Agreement provides that the directors and officers of Trustmark immediately prior to the Effective Time will continue as the directors and officers of Trustmark, as the surviving corporation of the Merger.  In addition, two current directors of BancTrust who are mutually selected by BancTrust and Trustmark will be appointed as directors of Purchaser Bank.

The obligations of BancTrust and Trustmark to consummate the Merger are subject to various customary conditions, including, among others: (a) approval of the Agreement by the BancTrust shareholders representing two-thirds of BancTrust’s outstanding shares; (b) effectiveness of the registration statement for the Trustmark common stock to be issued in the Merger; (c) approval of the listing of the Trustmark common stock to be issued in the Merger on the Nasdaq Global Select Market; (d) receipt of all required regulatory approvals; (e) the absence of any injunction or similar restraint prohibiting, restricting or making illegal consummation of the Merger or any of the other transactions contemplated by the Agreement; (f) subject to certain exceptions, the accuracy of the representations and warranties of each party; (g) the performance in all material respects by each party of its obligations under the Agreement; and (h) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of the Code.

BancTrust has made customary representations and warranties regarding, among other things: organization, standing and power; authority; capital structure; subsidiaries; publicly-filed documents; absence of undisclosed liabilities; absence of certain changes or events; tax matters; assets; intellectual property; environmental matters; compliance with laws; community reinvestment act compliance; foreign corrupt practices; labor relations; employee benefit plans; material contracts; derivative instruments and transactions; legal proceedings; loan matters; insurance; its trust business; and affiliate transactions.

Trustmark has made customary representations and warranties regarding, among other things: organization, standing and power; authority; capital structure; publicly-filed documents; absence of undisclosed liabilities; absence of certain changes or events; tax matters; compliance with laws; and legal proceedings.

BancTrust and Trustmark have made customary covenants in the Agreement, including, among other things, covenants to (i) prepare and file with the SEC, as promptly as reasonably practicable, the registration statement on Form S-4, which will include the proxy statement relating to the special meeting of BancTrust’s shareholders and the prospectus for the offering of Trustmark’s common stock in the Merger; and (ii) cooperate with each other and use their respective reasonable best efforts to obtain all consents, approvals and authorizations that are necessary to consummate the transactions contemplated by the Agreement.

Each of BancTrust and Trustmark have additionally agreed, subject to certain exceptions, to conduct its business in the ordinary course consistent with past practice between the execution of the Agreement and the Effective Time and not to take certain actions during such period.

BancTrust has additionally agreed (i) not to solicit competing acquisition proposals or, subject to certain exceptions, enter into discussions concerning, or furnish nonpublic information in connection with, any competing acquisition proposals, (ii) that it will call, give notice of, convene and hold a shareholders’ meeting for the purpose of voting on the Agreement; (iii) subject to certain exceptions, that BancTrust’s board of directors will recommend that BancTrust’s shareholders vote in favor of the Agreement; and (iv) that it will submit the Agreement to a shareholder vote even if its board of directors has effected a change in recommendation in accordance with the terms of the Agreement.

The Agreement may be terminated, before or after receipt of BancTrust’s shareholder approval, in certain circumstances, including: (a) by mutual written agreement of the parties; (b) by either party upon a final and nonappealable denial of a required regulatory approval or injunction or similar restraint permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by the Agreement; (c) by either party if BancTrust’s shareholders fail to approve the transactions contemplated by the Agreement; (d) by either party if the Merger is not consummated on or before December 31, 2012, if such failure is not caused by any breach of the Agreement by the party proposing to terminate; (e) by Trustmark if BancTrust’s board of directors fails to recommend that shareholders approve the Agreement, changes such recommendation or breaches its non-solicitation covenants with respect to third-party proposals or its covenants regarding its obligation to call a shareholders’ meeting to vote on the transactions contemplated by the Agreement; or (f) by either party if any of the conditions precedent to the obligations of such party to consummate the Merger cannot be satisfied or fulfilled by December 31, 2012, if the failure of such condition is not a result of such party’s failure to perform, in any material respect, its covenants or agreements or of such party’s material breach of any of its representations or warranties.

Upon termination of the Agreement under certain specified circumstances, BancTrust may be required to pay Trustmark a termination fee of $5 million.

This summary and the copy of the Agreement attached hereto as Exhibit 2.1 are included solely to provide investors with information regarding the terms of the Agreement.  They are not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates.  The foregoing discussion is qualified in its entirety by reference to the Agreement. The Agreement contains representations and warranties by BancTrust and Trustmark, which were made only for purposes of the Agreement and as of specific dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the  Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to investors. Investors are not third-party beneficiaries under the Agreement and in reviewing the representations, warranties and covenants contained in the Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Agreement to be characterizations of the actual state of facts or condition of BancTrust, Trustmark or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in BancTrust’s and Trustmark’s public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that BancTrust and Trustmark publicly file with the SEC.

Cautionary Statements Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements involve a number of risks and uncertainties. BancTrust cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving BancTrust and Trustmark, BancTrust’s and Trustmark’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in BancTrust’s and Trustmark’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite BancTrust shareholder approval; the risk that BancTrust or Trustmark may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of BancTrust’s and Trustmark’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement, and BancTrust does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed merger between Trustmark and BancTrust, Trustmark will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of BancTrust and a prospectus of Trustmark. BancTrust shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about Trustmark and BancTrust, without charge, at the SEC’s website (www.sec.gov). You may also obtain copies of all documents filed with the SEC, without charge, by directing a request to F. Michael Johnson, BancTrust Financial Group, Inc., 107 St. Francis Street, P.O. Box 3067, Mobile, Alabama 36602, telephone 251-431-7813 or F. Joseph Rein, Jr., Trustmark Corporation, 248 East Capitol Street, Suite 310, Jackson, Mississippi 39201, telephone 601-208-6898.

Participants in the Merger Solicitation

Trustmark, BancTrust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BancTrust shareholders in connection with the proposed transaction. Information about BancTrust’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on April 12, 2012, as amended on April 27, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to BancTrust’s Investor Relations page on its corporate website at www.banktrustonline.com.  Information about Trustmark’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 27, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to Trustmark’s Investor Relations page on its corporate website at www.trustmark.com.    Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Trustmark intends to file with the SEC.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated as of May 28, 2012, by and between Trustmark Corporation and BancTrust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE: June 1, 2012	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

2.1	Agreement and Plan of Reorganization, dated as of May 28, 2012, by and between Trustmark Corporation and BancTrust Financial Group, Inc.